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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2002



               Conseco Private Label Credit Card Master Note Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                  333-53130-01               41-1889753
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   (State or other jurisdiction        (Commission              (IRS employer
       of incorporation)               file number)          identification no.)


   300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1641
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                          ----------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant.
         --------------------------------

                    Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                    Not applicable.

Item 3.  Bankruptcy or Receivership.
         -------------------------

                    Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

                    Not applicable.

Item 5.  Other Events.
         ------------

                    On December 17, 2002, Conseco Finance Corp. filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. Under the Master Indenture, dated as of May 1, 2001, an Insolvency Event relating to Conseco Finance constitutes a "Trust Amortization Event." As a result of the bankruptcy filing of Conseco Finance, the Conseco Private Label Credit Card Master Note Trust (the "Trust") is currently in its Amortization Period, and payments of principal on the Notes of each Series issued under the Trust will commence on January 15, 2003.

                    On December 27, 2002, Mill Creek Bank Inc. (formerly known as Conseco Bank, Inc.) and Conseco Finance Credit Card Funding Corp., as Transferors under the Trust, removed certain Accounts from the Trust pursuant to a Reassignment of Receivables in Removed Accounts, which is attached hereto as Exhibit 99.1.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

                    Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                    (a)    Financial statements of businesses acquired.

                           Not applicable.

                    (b)    Pro forma financial information.

                           Not applicable.



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                    (c)    Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                           Exhibit No.          Description
                           -----------          -----------

                            99.1 On December 27, 2002, the Registrant transferred approximately $362 million of Accounts related to one Merchant from the Conseco Private Label Credit Card Master Note Trust. Filed herewith as Exhibit 99.1 is the Reassignment of Receivables in Removed Accounts, which describes the reassignment of the Receivables in the Removed Accounts. Capitalized terms used and not defined herein shall have the meanings set forth in the Master Indenture or the Transfer and Servicing Agreement, each dated as of May 1, 2001.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSECO PRIVATE LABEL CREDIT CARD
                                        MASTER NOTE TRUST


                                        By:  MILL CREEK BANK INC., as Servicer


                                        By:  /s/ Shawn R. Gensch
                                           -------------------------------------
                                           Shawn R. Gensch
                                           President and Chief Executive Officer

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